Note 2 - Business Combinations	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Business Combination Disclosure [Text Block]
2.        BUSINESS COMBINATIONS

There were no business acquisitions during the years ended March 31, 2014 and March 31, 2016.

On December 1, 2014, the Company acquired all the outstanding common shares of RYUKOSHA, which engages in human resources outsourcing services for fields such as systems operation and service support, for total consideration of ¥600,000 thousand paid in cash. The acquisition price of the shares was determined on the basis of the estimated future cash flows and efficiencies gained from an expected reduction in external recruiting expenses. There are no future contingent payments. The objectives of this acquisition are to rapidly strengthen the Company's engineering organization to meet the needs of a growing number of systems integration and outsourcing projects (such as systems construction and operation, and outsourcing for corporate customers' networks and systems) and to increase the Company's in-house business efficiency over the mid- to long-term by bringing more outsourced personnel into the Company.

The fair value of the assets acquired and liabilities assumed recognized in relation to the acquisition of RYUKOSHA was ¥865,078 thousand and ¥464,736 thousand, respectively, and goodwill of ¥199,658 thousand was recorded (see Note 8, “GOODWILL AND OTHER INTANGIBLE ASSETS”).

For the year ended March 31, 2015, acquisition-related costs of ¥32,262 thousand were incurred. These costs consisted of professional advisory fees and were recorded in “General and administrative” expenses.

Pro forma results of operations have not been presented because the effect of the acquisition was not material.